                       SIXTH AMENDMENT TO LOAN AGREEMENT
                               AND LOAN DOCUMENTS



         This Sixth Amendment to Loan Agreement and Loan Documents (the "Agreement") is among LANCER CORPORATION, A TEXAS CORPORATION (the "Borrower"), LANCER INTERNATIONAL SALES, INC., A TEXAS CORPORATION ("Lancer International") and FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender").


                                R E C I T A L S


         WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated July 24, 1991 (the "Original Loan Agreement"), the terms and provisions of which Original Loan Agreement are incorporated in this Agreement by this reference for all purposes;

         WHEREAS, the Borrower and the Lender amended the Original Loan Agreement in an Amendment to Loan Agreement and Loan Documents (the "First Amendment") dated effective May 15, 1992, in a Second Amendment to Loan Agreement and Loan Documents dated effective May 15, 1993 (the "Second Amendment"), in a Third Amendment to Loan Agreement and Loan Documents dated effective April 8, 1994 (the "Third Amendment"), in a Fourth Amendment to Loan Agreement and Loan Documents dated effective July 29, 1994 (the "Fourth Amendment") and most recently in a Fifth Amendment to Loan Agreement and Loan Documents dated effective November 8, 1994 (the "Fifth Amendment") the terms and provisions of which First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment are incorporated into this Agreement by this reference for all purposes (all subsequent references to the Original Loan Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Agreement being collectively referred to herein as the "Loan Agreement");

         WHEREAS, the Loan Agreement concerns all of the Loans from the Lender to the Borrower, including specifically, an existing Revolving Note in the principal sum of $8,000,000.00;

         WHEREAS, the Loans are secured by the Collateral described in the Loan Documents, which Loan Documents include, without limitation, a Security Agreement dated July 24, 1991, executed by the Borrower in favor of the Lender, which covers, in part, the Borrower's Inventory and Accounts, and a Security Agreement dated effective May 15, 1992, executed by Lancer International in favor of the Lender, which covers, in part, Lancer International's Inventory and Accounts;

         WHEREAS, the Borrower has requested that the Lender renew and extend the Revolving Note and increase the Revolving Note to $10,000,000.00, all in accordance with the terms stated in this Agreement;

         WHEREAS, the Borrower and the Lender desire, as evidenced by this Agreement, to make certain amendments to the Loan Agreement and to ratify the continued force and effect of the Loan Documents;

         NOW, THEREFORE, in consideration of the financial accommodations extended to the Borrower by the Lender and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the undersigned, the Borrower, the Subsidiaries and the Lender agree as follows:


         1. The first sentence of Section 1.1 of the Original Loan Agreement is restated as follows:

             1.1. Description of the Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties made by the Borrower, the Lender agrees (a) to make available to the Borrower (i) a $10,000,000.00 revolving credit as evidenced by a revolving promissory note (the "Revolving Note") in substantially the form attached hereto as Exhibit "A" and




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
                 ii) a $2,000,000.00 term credit as evidenced by a promissory note (the "Term Note") in the form attached hereto as Exhibit "E", and (b) to make available to Nueva Distribuidora Lancermex S.A. de C.V. a $1,000,000.00 term credit as evidenced by a promissory note and a modification agreement (collectively) the "Lancermex Note") in substantially the form attached hereto as Exhibit "F".

         2. The following Section 1.2. of the Original Loan Agreement is restated as follows:

                 1.2. Borrowing Base under the Revolving Note. Advances on the Revolving Note will be limited to an amount equal to the lesser of (a) the sum of (i) eighty percent (80%) of the Borrower's Eligible Accounts and (ii) twenty percent (20%) of the Borrower's Inventory, or (b) $10,000,000.00 (the "Borrowing Base"); provided, however, for purposes of calculating the Borrowing Base the amount drawn on the Borrower's Inventory shall not exceed $4,000,000.00 and the amount attributable to foreign Accounts shall not exceed $2,500,000.00. As used in the prior sentence, the term "Eligible Accounts" shall mean all Accounts, except for Accounts owed by Subsidiaries or Affiliates of the Borrower, contra Accounts, those which remain unpaid after ninety (90) days from the date of invoice, those owed by any Account Debtor if more than twenty-five percent (25%) of such Account Debtor's Account remains unpaid after ninety (90) days from the date of invoice, those owed by any Account Debtor other than Coca-Cola to the extent such Account Debtor's Account exceeds ten percent (10%) of all Accounts, those of the U.S. government and its agencies which are subject to the Assignment of Claims Act, those from any foreign Account Debtor to the extent such foreign Account Debtor's Account exceeds $1,200,000.00, and those from foreign Account Debtors that are not Coca-Cola bottlers or entities in which Coca-Cola has at least a twenty-five percent (25%) ownership stake, excluding from this last exception only those foreign Account Debtors whose Accounts are secured by letters of credit acceptable to the Lender and those insured under the First Interstate Foreign Assurance Export Program or other comparable program approved in advance and in writing by the Lender. Upon request by the Lender, and in any event within forty-five (45) days after the end of each calendar month, the Borrower shall furnish the Lender with a Borrowing Base Certificate substantially in the form of EXHIBIT "B". The Lender may determine and redetermine the Borrowing Base as often as daily. Each determination of the Borrowing Base shall be made by the Lender in its sole discretion and as a matter of its own judgment.

         3. The Borrower reaffirms the representations and warranties contained in Section 3 of the Loan Agreement and confirms that said representations and warranties are true and correct as of the effective date of this Agreement.

         4. The Current Ratio covenant in Section 4 of the Loan Agreement is deleted and replaced with the following
                 Cash Flow Coverage Ratio:

                 4.7. Cash Flow Coverage Ratio. Maintain a Cash Flow Coverage Ratio of not less than 1.50 to 1.0, where "Cash Flow Coverage Ratio" means the ratio of (a) net income plus non-cash expense less non-cash income plus interest expense to (b) scheduled principal payments plus interest expense plus dividends. This Cash Flow Coverage Ratio shall be tested quarter-annually and calculated on the basis of the most recent four (4) quarterly accounting periods.

         5. The following affirmative covenant in Section 4 of the Loan Agreement is restated as follows:

                 Section 4.11 Net Worth. Maintain Net Worth of not less than $21,000,0000.00.

         6. The following negative covenant in Section 5 of the Loan Agreement is restated as follows:

                 Section 5.5 Redemption, Dividends and Distributions. At any time (a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock; (b) except for cash dividends which do not cause a breach of any other covenant in this Agreement, make any distribution of any Property to stockholders as such; (c) substantially increase any salaries, bonuses or other compensation to any officers, directors or employees of the Borrower in excess of the current levels of such compensation.

         7. The borrower has executed certain deeds of trust more particularly described in a Fourth Modification of Deeds of Trust dated November 8, 1994. While the liens against the real estate described in the Fourth Modification of Deeds of Trust have previously secured all indebtedness of the Borrower and Nueva Distribuidora Lancermex S.A. de C.V., the Lender has agreed to release said liens insofar as they secure the indebtedness represented by the Revolving Note described in this Agreement. Upon request by the Borrower, the Lender shall execute an appropriate instrument for recording in the Real Property Records of Bexar County, Texas to evidence this specific release of such liens as they pertain to the Revolving Note only.

         8. Except as specified in Section 7 hereof, the Loan Documents secure, in addition to the Revolving Note, the Term Note and the Lancermex Note described in this Agreement.

         9. Lancer International and Lancer Limited join in the execution of this Agreement to evidence their consent to, and agreement with, the terms hereof.

         10. The Borrower ratifies, affirms, acknowledges and agrees that the Loan Documents, and each and every document and instrument which secures payment of the Loans, represent the valid, enforceable, and collectible obligations of the parties thereto and further acknowledge that there are no existing claims, defenses, whether personal or otherwise, or rights of set-off whatsoever with respect to any of the instruments or documents described specifically or by reference in this Agreement, and the Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a Default under the Loan Agreement either with or without notice or lapse of time.

         11. Except as specified in Section 7 hereof, this Agreement in no way acts as a release or a relinquishment of the liens, security interests and rights (the "Liens") securing payment of the Loans, including without limitation, the security interests created by the security agreements specifically referenced in this Agreement. The Borrower and Lancer International renews, extends and ratifies all of said Liens.

         12. The Loan Documents and all other documents and instruments executed in connection with the Loans shall be governed and construed according to the laws of the State of Texas from time to time in effect, except to the extent United States federal law preempts Texas law.

         13. This Agreement shall be binding upon and inure to the benefit of the Lender, the Borrower and the Subsidiaries and their respective heirs, successors and assigns.


         14. Arbitration. This Agreement and the other Loan Documents shall be subject to the terms and conditions of the Arbitration Program as described on EXHIBIT "D" attached hereto and incorporated herein by this reference for all pertinent purposes.

         EXECUTED in multiple counterparts effective as of July 6, 1995.

                                            LANCER CORPORATION, A TEXAS
                                            CORPORATION
                                            By:          /s/John P. Herbots
                                            Name:        John P. Herbots
                                            Title:       Vice President Finance



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
                                          LANCER INTERNATIONAL SALES, INC.,
                                          A TEXAS CORPORATION
                                          By:          /s/George F. Schroeder
                                          Name:        George F. Schroeder
                                          Title:       President


                                          LANCER LIMITED
                                          By:          /s/George F. Schroeder
                                          Name:        George F. Schroeder
                                          Title:       Director


                                          FIRST INTERSTATE BANK OF TEXAS, N.A.
                                          By:          /s/Scott Adams
                                          Name:        Scott Adams
                                          Title:       Asst. Vice President


1093-39

                                  EXHIBIT "A"

                           REVOLVING PROMISSORY NOTE


$10,000,000.00                                                     June 30, 1995

         For value received, LANCER CORPORATION, A TEXAS CORPORATION (the "Makers," whether one or more), promise to pay to the order of FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association (the "Payee"), at 700 N. St. Mary's Street, Suite 300, San Antonio, Bexar County, Texas 78205, or such other location as the Payee designates to the Makers in writing, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or the outstanding principal amount advanced hereunder, whichever is less, in legal and lawful money of the United States of America, with interest thereon as hereinafter specified.

TERMS OF PAYMENT:

         Interest only shall be due and payable in installments commencing on July 15, 1995, and continuing regularly thereafter on the same day of each calendar month until June 15, 1996 (the "Maturity Date"), when the entire amount of this Note, principal and interest then remaining unpaid, shall be due and payable.

         The principal sum of this Note represents a revolving credit, all or any part of which may be advanced to the Makers, repaid by the Makers and re-advanced to the Makers, without the necessity for the execution of any other instruments, at any time prior to the earlier of (i) the date on which demand for payment is made hereunder or (ii) the Maturity Date; provided, however that the unpaid principal balance of this Note shall never exceed the sum of $10,000,000.00. All advances and all payments made on account of this Note shall be recorded by the Payee, whose records shall be deemed correct absent manifest error. In no event shall the provisions of Article 5069-15.01, et seq., Vernon's Texas Civil Statutes, 1925, as amended (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to the loan evidenced by this Note.

PAYMENT ON NON-BUSINESS DAYS:

         If any payment hereunder falls due on a Saturday, Sunday or public holiday on which commercial banks in San Antonio, Texas are permitted or required by law to be closed, the time for such payment shall be extended to the next day on which the Payee is open for business, and such extension of time shall be included in the calculation of interest accruing and payable hereunder.

RATE OF INTEREST:

         From the date hereof until maturity, interest (calculated on the basis of a year of 360 days for the actual number of days elapsed) shall accrue on the unpaid principal balance of the Note at a rate (or rates) per annum equal to (a) the Prime Rate; or (b) a fixed rate equal to the sum of (i) the average of London Interbank Offered Rates (LIBOR) quoted for deposits with a maturity corresponding to the pertinent Interest Period under the title "Money Rates" in The Wall Street Journal issue published on (or closest to) the date of the rate of interest on this Note is to be determined, plus (ii) two and one-half percent (2.5%) ("Adjusted LIBOR"). Each determination of the Prime Rate and Adjusted LIBOR made by the Payee in accordance with this Note shall be conclusive except in the case of manifest error. After maturity (whether by acceleration or otherwise) until paid, interest shall accrue on the matured principal and accrued, but unpaid, interest on this Note at a rate per annum equal to the Maximum Lawful Rate.

         Each advance requested under this Note (the "Advance Request") shall include the following information:

         1.      the amount of the Advance Request;

         2. the Makers' interest rate choice (Prime Rate or Adjusted LIBOR) and, if the choice is Adjusted LIBOR, the Interest Period (hereinafter defined); and

         3. any other information required under the Loan Agreement (hereinafter defined).

         As used herein, the term "Interest Period" shall mean a one month, two month or three month period chosen by the Makers and specified in each Advance Request. Each Advance Request shall be made by telephone or in writing not later than 12:00 Noon, local time, San Antonio, Texas, on the date the Makers desire for funds to be advanced under this Note. In the event the Advance Request is made by telephone, written confirmation of such Advance Request will be sent to the Payee within five (5) business days following such Advance Request.

         If the Makers make no interest rate choice with any Advance Request, the Makers shall be deemed to have made an Advance Request at the Prime Rate until such time as a new Advance Request is made (or this Note matures). The Makers and the Payee contemplate that different rate options may be in effect simultaneously under this Note.

         Any Advance Request for an Adjusted LIBOR rate of interest shall be subject to the following special provisions:

         (a) The Adjusted LIBOR rate of interest shall commence on the date the requested funds are advanced and shall remain in effect for the Interest Period specified in the pertinent Advance Request, or until this Note matures, whichever is earlier;

         (b) If any Interest Period would otherwise expire on a day which is not a banking day in San Antonio, London and New York City ("Business Day"), such Interest Period shall expire on the next succeeding Business Day;

         (c)     No Interest Period shall extend beyond the Maturity Date; and

         (d) No more than eight Interest Periods shall be in existence under this Note at any one time.

         As used herein, the term "Prime Rate," shall mean that rate of interest equal on any given day to the rate of interest most recently established by the Payee as its prime rate and entered as such in its records, whether or not such rate is otherwise published. The Prime Rate will automatically fluctuate upward and downward, without special notice to the Makers or any other person. THE PRIME RATE MAY NOT BE THE BEST OR LOWEST RATE OR A FAVORED RATE OF INTEREST, AND ANY REPRESENTATION OR WARRANTY IN THAT REGARD IS EXPRESSLY DISCLAIMED.

         As used herein, the term "Maximum Lawful Rate" shall mean the greater of (i) the highest non-usurious rate of interest permitted by applicable United States law, or (ii) a rate per annum equal to the indicated rate ceiling determined weekly in accordance with the computation specified in Article 5069-1.04, Vernon's Texas Civil Statutes, 1925, as amended, as such indicated rate ceiling is in effect from time to time, but in no event greater than twenty-eight percent (28%) per annum. Unless precluded by law, changes in the Maximum Lawful Rate created by statute or governmental action during the term of this Note shall be immediately applicable to this Note on the effective date of such changes. In the event that no Maximum Lawful Rate exists, then the term "Maximum Lawful Rate" shall be deemed to mean a rate per annum equal to the Prime Rate, plus five percent (5.00%).

         Notwithstanding the foregoing, if, at any time, the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) exceeds the Maximum Lawful Rate, the rate of interest to accrue on this Note shall be limited to the Maximum Lawful Rate, but any subsequent reductions in such rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) shall not reduce the rate of interest to accrue on this Note below the Maximum Lawful Rate until the total amount of interest which would have accrued if a varying rate per annum equal to the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) had at all times been in effect.

PREPAYMENT:

         Except for those portions of the Note bearing interest at Adjusted LIBOR (which may not be voluntarily prepaid until the end of the pertinent Interest Period), the Makers reserve the right to prepay this Note in any amount at any time prior to maturity without penalty. Interest shall be calculated on the unpaid principal to the date of any prepayment and any such prepayment shall be applied first toward the payment of accrued interest and next to the principal installments of this Note in the inverse order of maturity.

SECURITY FOR PAYMENT:

         Payment of this Note is secured by, and this Note is entitled to the benefits of, all security agreements, assignments, deeds of trust, mortgages and lien instruments executed by the Makers (or any of them), or other similar instruments, guaranties, endorsements or other agreements, executed by any other person or entity (the "Collateral Agreements," whether one or more) to secure, guarantee or otherwise provide for the payment hereof, in favor of or for the benefit of the Payee, including any previously executed and any now or hereafter executed. Without limiting the foregoing, the Collateral Agreements include a Security Agreement dated July 24, 1991, executed by the Makers, as debtors, for the benefit of the Payee, as secured party.

USE OF PROCEEDS:

         This Note represents funds advanced and to be advanced to the Makers at the Makers' special instance and request to finance working capital requirements, the receipt of a portion of which is hereby acknowledged. This
Note is given pursuant to the terms of a Loan Agreement dated July 24, 1991, as most recently amended by a Sixth Amendment to Loan Agreement and Loan Documents dated of even date herewith between the Makers and the Payee.

REPRESENTATIONS AND WARRANTIES:

         LANCER CORPORATION, a Texas corporation expressly represents and warrants to the Payee that it is a corporation duly organized and existing in good standing under the laws of the State of Texas; that it possesses full power and authority to conduct its business as now conducted and as presently proposed to be conducted; that the execution and delivery of this Note will not contravene any provisions of its articles of incorporation or by-laws; that the officer executing this Note is the legally elected, qualified and acting officer of said corporation and is expressly authorized to execute this Note by resolution of the board of directors of said corporation.

LIMITATION OF INTEREST:

         All agreements and transactions among the Makers and the Payee, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, late payment, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Payee from the Makers for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the Maximum Lawful Rate, it particularly being the intention of the parties hereto to conform strictly to the applicable usury laws of the State of Texas (or applicable United States law to the extent that it permits the Payee to contract for, charge or receive a greater amount of interest than under Texas law). Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the Maximum Lawful Rate, shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be applied to a reduction of the unrepaid indebtedness hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unrepaid indebtedness, such excess shall be refunded to the Makers. To the extent not prohibited by applicable law, determination of the Maximum Lawful Rate shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this loan, all interest at any time contracted for, charged or received from the Makers in connection with this loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

SUCCESSORS AND ASSIGNS:

         As used herein, the term "Payee" shall include the successors and assigns of the Payee and any subsequent owner and holder of this Note, and the term "Makers" shall include co-makers, endorsers, guarantors, sureties and their respective successors and assigns.

DEFAULT AND COLLECTION:

         It is expressly provided that, upon default in the punctual payment of this Note, or any part hereof, principal or interest, as the same shall become due and payable, or upon default in the performance of or compliance with any of the terms of any of the Collateral Agreements, or if the Payee deems the Payee insecure, either because the prospect of timely payment of this Note becomes impaired, or because the prospect of timely performance of any of the Collateral Agreements becomes impaired, at the option of the Payee, the entire indebtedness evidenced hereby shall be matured, and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Makers jointly and severally agree and promise to pay all reasonable attorney's fees, court costs and collection costs incurred by the Payee.

WAIVERS AND CONSENTS:

         Each of the Makers waives presentment for payment, notice of intent to accelerate, notice of acceleration, protest and notice of protest, dishonor and diligence in collecting and the bringing of suit against any other party, and agrees to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity. The Payee may remedy any default, without waiving the same, or may waive any default without waiving any prior or subsequent default.

GOVERNING LAWS AND VENUE:

         This Note is governed by and is to be construed and enforced in accordance with the laws of the State of Texas and of the United States. The Makers agree and consent to the jurisdiction of the District Courts of Bexar County, Texas, and of the United States District Court for the Western District Texas (San Antonio Division) and acknowledge that such courts shall constitute proper and convenient forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof, and agree that such courts shall be the exclusive forums for the resolution of any actions among the Makers and the Payee with respect to the subject matter hereof.

ARBITRATION PROGRAMS:

         This Note and the Collateral Agreements shall be subject to the terms and conditions of the Arbitration Program as described on Exhibit "A" attached hereto and made a part hereof for all pertinent purposes.


                                           LANCER CORPORATION, a Texas
                                           corporation


                                           By:________________________________

                                           Name:______________________________

                                           Title:_____________________________

                                  EXHIBIT "D"

         ARBITRATION PROGRAM.

         BINDING ARBITRATION. Upon the request of any party, whether made before or after the institution of any legal proceeding, any action, dispute, claim, or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with (1) the agreement, document or instrument to which this Arbitration Program is attached or in which it is referred to or any related agreements, documents, or instruments (the "Documents"); (2) all past and present loans, credits, accounts, deposit accounts (whether demand deposits or time deposits), safe deposit boxes, safekeeping agreements, guarantees, letters of credit, goods or services, or other transactions, contracts or agreements; (3) any incidents, omissions, acts, practices, or occurrences causing injury to either party whereby the other party or its agents, employees or representatives may be liable, in whole or in part; or (4) any aspect of the past or present relationships of the parties, shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. The foregoing matters shall be referred to as a "Dispute." Any party to this Arbitration Program may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Disputes.

         GOVERNING RULES. All Disputes between the parties shall be resolved by binding arbitration administered by the American Arbitration Association (the "AAA") in accordance with the terms of this Arbitration Program, the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the Federal Arbitration Act (Title 9 of the United States Code). In the event of any inconsistency between this Arbitration Program and such statute and rules, this Arbitration Program shall control. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C.
Section 91 or Texas Banking Code art.  342-609.

         NO WAIVER: PRESERVATION OF REMEDIES. No provision of, nor the exercise of any rights under, this Arbitration Program shall limit the right of any party to employ other remedies, including, without limitation (1) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under a deed of trust, mortgage, or other security agreement or instrument, or applicable law; (2) exercising self-help remedies (including set-off rights); or (3) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment, or the appointment of a receiver from a court having jurisdiction before, during, or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provisions hereof. Without limitation of the foregoing, the parties shall be entitled to the benefits of each and all of the remedies and assistance provided for by applicable law.

         In Disputes involving indebtedness or other monetary obligations, each party agrees that the other party may proceed against all liable persons, jointly and severally, or against one or more of them, less than all, without impairing rights against other liable persons. Nor shall a party be required to join the principal obligor or any other liable persons (e.g., sureties or guarantors) in any proceeding against a particular person. A party may release or settle with one or more liable persons as the party deems fit without releasing or impairing rights to proceed against any persons not so released.

         STATUTE OF LIMITATION. All statutes of limitation that would otherwise be applicable shall apply to any arbitration proceeding.

         SCOPE OF AWARD: MODIFICATION OR VACATION OF AWARD: QUALIFICATIONS. The arbitrators shall resolve all Disputes in accordance with the applicable substantive law. Any arbitrators shall be practicing attorneys licensed to practice law in the State of Texas and shall be knowledgeable in the subject matter of the Dispute. With respect to a Dispute in which the claim or amount in controversy does not exceed $1 million, a single arbitrator (who shall have authority to render a maximum award of $1 million, including all damages of any kind and costs, fees and the like) shall be chosen and shall decide the Dispute.

         With respect to a Dispute in which the claim or amount in controversy exceeds $1 million, the Dispute shall be decided by a majority vote of three
(3) arbitrators. The arbitrators may grant any remedy or relief that the arbitrators deem just and equitable and within the scope of this Arbitration Program. The arbitrators may also grant such ancillary relief as is necessary to make effective the award. In all arbitration proceedings in which the amount in controversy exceeds $1 million in the aggregate, the arbitrators shall make specific, written findings of fact and conclusions of law. IN all arbitration proceedings in which the amount in controversy exceeds $1 million, in the aggregate, the parties shall have, in addition to the limited statutory right to seek vacation of modification of an award pursuant to applicable law, the right to seek vacation or modification of any award that is based in whole or in part on an incorrect ruling of law; provided, however, that any such application for vacation or modification of an award based on an incorrect ruling of law must be filed in a court having jurisdiction over the Dispute within fifteen (15) days from the date the award is rendered. The arbitrators' findings of fact shall be binding on all parties and shall not be subject to further review except as otherwise allowed by applicable law.

         OTHER MATTERS AND MISCELLANEOUS. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings hereunder shall be conducted at one of the following locations in the State of Texas agreed to in writing by the parties or, in the absence of such agreement, selected by the
AAA: (1) Austin; (2) Dallas; (3) Forth Worth; (4) Houston; or (5) San Antonio. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could do pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure, and applicable law.

         This Arbitration Program constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations, and other communications on dispute resolution. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration of the Documents, unless the parties otherwise expressly agree in writing. To the extent permitted by applicable law, the arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, and arbitrators' fees) to the prevailing party.

         This Arbitration Program may be amended, changed, or modified only by the express provisions of a writing which specifically refers to this Arbitration Program and which is signed by all the parties hereto. If any term, covenant, condition or provision of this Arbitration Program is found to be unlawful or invalid or unenforceable, such illegality or invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Arbitration Program, and all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the illegal, invalid or unenforceable part had not be included.

         The captions or headings in this Arbitration Program are for convenience of reference only and are not intended to constitute any part of the body or text of this Arbitration Program. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or by applicable law or regulation.

                                  EXHIBIT "E"

                                    2297325

                             RENEWAL AND EXTENSION
                                       OF
                             NOTE AND DEED OF TRUST

THE STATE OF TEXAS                     }
                                       }                  WITNESSETH:
COUNTY OF BEXAR                        }

         THAT LANCER CORPORATION, a Texas corporation (the "Debtors," whether one or more), whose address is 235 W. Turbo, San Antonio, Texas 78216, are indebted unto FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender"), as evidenced by that Deed of Trust Note of the Debtors payable to the order of the First Republic Bank San Antonio, N.A., in the original principal amount of $9,000,000.00, dated October 16, 1987 (the "Note"), which obligation is secured, in part, by the lien of a deed of trust of even date therewith (the "Deed of Trust"), duly recorded in Volume 4159, Page 415, of the Official Public Records of Bexar County, Texas; which Note and Deed of Trust have been transferred to the Lender by instrument duly recorded in the Real Property Records of Bexar County, Texas; said Note and lien having been previously renewed, extended and rearranged, but not extinguished, by instruments executed and filed from time to time, the most recent of which having been recorded at Volume 5128, Page 1644, of the Real Property Records of Bexar County, Texas, and to which reference is hereby made (all liens and security interests securing the Note being hereinafter sometimes referred to as the "Liens"), on and affecting the real estate in Bexar County, Texas (the "Real Estate") Described as follows:

         Lot 1, Block 1, FOSTER RIDGE, UNIT 1, Bexar County, Texas, according
to     plat thereof recorded in Volume 9517, Pages 80-83, Deed and Plat Records of Bexar County, Texas;

         WHEREAS, the Debtors desire to renew, extend and rearrange the time or manner of payment of the Note and to extend and carry forward the Liens on the Real Estate and on the other property and assets subject thereto in full force and effect, and in consideration of the premises and undertakings herein stated, and at the request of the Debtors, the Lender has agreed to renew, extend and rearrange the time and manner of payment of the Note as hereafter provided:

         NOW, THEREFORE, the Debtors and the Lender hereby agree as follows:

         1. As of the date this instrument is executed, the Debtors are indebted to the Lender in the amount of $2,000,000.00 of principal under the Note.

         2. The terms of payment of all indebtedness outstanding under the Note are hereby rearranged, modified and renewed as follows:

         Principal on the Note shall be due and payable in installments of $55,555.56 each, plus interest accrued on the unpaid principal to the date each such installment is paid, commencing on August 31, 1992, and continuing regularly thereafter on the same day of each calendar month (or on the last day of the month in the event any calendar month has no such date) until July 31, 1995, when the entire amount of the Note, principal and interest then remaining unpaid, shall be due and payable. Each payment shall be credited to the discharge of the interest accrued, the reduction of, principal, and other authorized charges, if any, in such manner and order as the Lender shall determine in its sole discretion.

         3. From the effective date hereof until maturity, interest (calculated on the basis of a year of 360 days for the actual number of days elapsed) shall accrue on the unpaid principal balance of the Note at a rate per annum equal to the lesser of (I) the Prime Rate (as hereinafter defined) plus one percent (1.00% or (ii) the Maximum Lawful Rate. After maturity (whether by acceleration or otherwise) until paid, interest shall accrue on the matured principal and accrued, but unpaid, interest on the Note at a rate per annum equal to the lesser of (I) the Prime Rate plus three percent (3.00% or (ii) the Maximum Lawful Rate. The interest rate shall be adjusted concurrently with changes in the Prime Rate without notice to the Debtors.

         As used herein, the term "Prime Rate," shall mean that rate of interest equal on any given day to the rate of interest most recently established by the Lender as its prime rate and entered as such in its records, whether or not such rate is otherwise published. The Prime Rate will automatically fluctuate upward and downward, without special notice to the Debtors or any other person. THE PRIME RATE MAY NOT BE THE BEST OR LOWEST RATE OR A FAVORED RATE OF INTEREST, AND ANY REPRESENTATION OR WARRANTY IN THAT REGARD IS EXPRESSLY DISCLAIMED.

         The term "Maximum Lawful Rate," as used herein, shall mean the greater of (I) the highest non-usurious rate of interest permitted by applicable United States law, or (ii) a rate per annum equal to the indicated rate ceiling determined weekly in accordance with the computation specified in Article 5069-1.04, Vernon's Texas Civil Statutes, 1925, as amended, as such indicated rate ceiling is in effect from time to time, but in no event greater than twenty-eight percent (28.00%) per annum. Unless precluded by law, changes in the Maximum Lawful Rate created by statute or governmental action during the term of the Note shall be immediately applicable to the Note on the effective date of such changes.

         If the Maximum Lawful Rate is increased by statute or other governmental action subsequent to the date hereof, then the Debtors agree that the new Maximum Lawful Rate will be applicable hereto from the effective date of the new Maximum Lawful Rate, unless such application is precluded by the statute or governmental action or by the general law of the jurisdiction governing the transaction evidenced hereby. In the event that no Maximum Lawful Rate exists, then the term "Maximum Lawful Rate" shall be deemed to mean a rate per annum equal to five percent (5%) greater than the Prime Rate.

         4. To the extent not prohibited by law, the Debtors will pay, or reimburse the Lender for, all reasonable costs and expenses, of every character, incurred or expended from time to time (including, but not limited to, the fees and expenses of counsel for the Lender) in connection with the negotiation, preparation, execution, filing, recording, refiling and re-recording of this instrument, the Deed of Trust and all related financing statements and the making, servicing and collection of the debt secured hereby; any and all stamp, mortgage and recording taxes; the costs of any title insurance or lien insurance purchased by the Lender in connection herewith; all reasonable costs of negotiation, preparation, execution and delivery of any and all amendments, modifications, supplements, consents, waivers or other documents or writings relating to the transactions contemplated by this instrument; and all reasonable costs (including attorney's fees) of reviewing title opinions and security opinions relating to the debt described in this instrument. The Debtors will reimburse the Lender for all reasonable amounts expended by the Lender to satisfy any obligation of the Debtors under this instrument or the Deed of Trust or to protect the Real Estate. In addition, whether or not a default shall have occurred, the Debtors will pay, or reimburse the Lender for, all reasonable costs and expenses, of every character incurred or expended from time to time in connection with the protection of the Real Estate, the exercise by the Lender of any of its rights and remedies hereunder or at law, including, but not limited to, insurance premiums, Uniform Commercial Code search fees, fees incident to title searches and reports, investigation costs, escrow fees, attorneys' fees, legal expenses, court costs, fees of governmental authorities, and all reasonable fees and expenses incurred in connection with the marshalling, guarding, management, operation, removal, maintenance, cleanup, storage, auction and liquidation of the Real Estate. Any amount to be paid or reimbursed by the Debtors to the Lender shall be a demand obligation owing by the Debtors to the Lender and, to the extent not prohibited by law, shall bear interest from the date of expenditure by the Lender until paid at the rate of eighteen percent (18%) per annum.

         5. The Liens are extended and renewed until the indebtedness represented by the Note (together with all other indebtedness secured by the Liens) as so extended has been fully and finally paid. Nothing herein shall affect or impair the Note or the Liens, except to the extent herein expressly rearranged and extended; all terms and provisions of the

Note and of the instrument or instruments creating or fixing the Liens shall be and remain in full force and effect as therein written (except to the extent specifically modified hereby); and the Liens shall not in any manner be waived; the purposes of this instrument being simply to extend and rearrange the time or manner of payment of the Note and to carry forward all the Liens, which are acknowledged by the Debtors to be valid and subsisting, except as otherwise expressly provided herein.

         6.      Without limiting any provision of the Note, payment of the
Note is secured by, and the Note as affected hereby is entitled to the benefits of, all security agreements, collateral assignments, deeds of trust, mortgages and lien instruments executed by the Debtors, heretofore or hereafter executed in favor of, or for the benefit of, the Lender or other holder of the Note.

         7. All agreements and transactions between the Debtors and the Lender, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, prepayment, late payment, demand for prepayment or otherwise, shall the amount contracted for, charged or received by the Lender from the Debtors for the use, forbearance or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to the applicable laws of usury. Any interest payable hereunder or under any other instrument relating to the loan evidenced hereby that is in excess of the legal maximum, shall, in the event of acceleration of maturity, prepayment, late payment, demand for prepayment or otherwise, be automatically, as of the date of such acceleration, prepayment, demand or otherwise, applied to a reduction of the principal indebtedness hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal, such excess shall be refunded to the Debtors. To the extent not prohibited by law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan, all interest at any time contracted for, charged or received from the Debtors in connection with the loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

         8. If any payment in respect of the Note or the Deed of Trust falls due on a Saturday, Sunday or public holiday on which the Lender is authorized or required by law to be closed, the due date for such payment shall be extended to the first day on which the Lender shall be open for business, and such extension of time shall be included in the computation of interest with respect to such payment.

         9. As amended and affected hereby, the Note, the Deed of Trust and the Liens remain in full force and effect. This Renewal and Extension shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         10. Arbitration. This Agreement and the other Loan Documents shall be subject to the terms and conditions of the Arbitration Program as described on Exhibit "A" attached hereto and incorporated herein by this reference for all pertinent purposes.

         11. To the extent allowed by law, the parties hereto agree to be bound by the terms of the following notice:

                                     NOTICE

         NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS
LOAN.

         EXECUTED this the _____ day of July, 1992.

                                              LANCER CORPORATION, A TEXAS
                                              CORPORATION

                                              BY:_______________________
                                              NAME:_____________________
                                              TITLE:____________________
                                                          "DEBTORS"

AGREED TO AND ACCEPTED:

FIRST INTERSTATE BANK OF TEXAS, N.A.

BY:______________________
NAME:____________________
TITLE:___________________
             "LENDER"


1992, by _______________________, _________________ of LANCER CORPORATION, a
Texas corporation, on behalf of said corporation.



                                             ___________________________________
                                             Notary Public, State of Texas



THE STATE OF TEXAS                         Section
COUNTY OF BEXAR                            Section

This instrument was acknowledged before me on the _____ day of July, 1992, by ___________________________________, ____________________________ of FIRST
INTERSTATE BANK OF TEXAS, N.A., a national banking association, on behalf of said association.




                                             ___________________________________
                                                   Notary Public, State of Texas

AFTER RECORDING RETURN TO:

First Interstate Bank of Texas, N.A.
One Riverwalk Place
700 N. St. Mary's Street, Suite 300
San Antonio, Texas  78205

                                  EXHIBIT "F"

                             MODIFICATION AGREEMENT


THE STATE OF TEXAS                        }
                                          }
COUNTY OF BEXAR                           }


         This Modification Agreement (the "Agreement") is between NUEVA DISTRIBUIDORA LANCERMEX S.A. de C.V. (the "Borrower," whether one or more), LANCER CORPORATION, a Texas corporation (the "Grantor") and FIRST INTERSTATE BANK OF TEXAS, N.A., a national association (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower is legally obligated to pay that certain promissory note (the "Note") in the original principal sum of $1,000,000.00, dated November 8, 1994, executed by the Borrower, payable to the order of the Lender, more fully described in a Fourth Modification of Deeds of Trust (the "Fourth Modification"), executed by the Grantor and duly recorded in the Real Property Records of Bexar County, Texas, the Note being secured by the liens therein created or mentioned against all of that real property (the "Property") described as follows:

         TRACT 1: Lot 1, Block 1, FOSTER RIDGE, UNIT 1, Bexar County, Texas, according to the map or plat thereof recorded in Volume 9517, Pages 80-83, Deed and Plat Records of Bexar County, Texas; and

         TRACT 2: Lot 2, Block 1, FOSTER RIDGE, UNIT 1, Bexar County, Texas, according to the map or plat thereof recorded in Volume 9517, Pages 80-83, Deed and Plat Records of Bexar County, Texas;

         WHEREAS, the Borrower now desires to modify certain terms of the Note, and the Grantor desires to extend and carry forward said liens on the Property; and

         WHEREAS, the Lender, the legal owner and holder of the Note and of the liens securing the same, at the request of the Borrower and the Grantor, has agreed to modify the terms of the Notes as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1.      The Note shall be due and payable as follows:

     Interest only shall be due and payable in installments commencing on May 15, 1995, and continuing regularly thereafter on the same day of each calendar month until July 31, 1995, when the entire amount of the Note, principal and interest then remaining unpaid, shall be due and payable.

         2. The Borrower and the Grantor ratify and confirm the liens on the Property until the indebtedness described in the Fourth Modification, including the Note as so modified, has been fully paid, and agrees that such modification shall in no manner affect or impair the Note or the liens securing the same and that said liens shall not in any manner be waived, the purpose of this instrument being simply to modify the amount, time, or manner of payment of the Note and to carry forward all liens securing the same, which the Borrower and the Grantor hereby acknowledge to be valid and subsisting.

         3. The Borrower, the Grantor and each guarantor, surety, and endorser waives grace, demand, presentment, and all notices, including notice of dishonor, notice of intent to accelerate, notice acceleration, protest, and notice of default; and agrees that waiver of any default will not constitute waiver of any prior subsequent default.

         4. To the extent not prohibited by law, the Borrower and the Grantor will pay, or reimburse the Lender for all reasonable costs and expenses, of every character, incurred or expended from time to time (including, but not limited to, the fees and expenses of counsel for the Lender) in connection with the negotiation, preparation, execution, filing, recording, refiling and re-recording of this instrument, the Fourth Modification and all related financing statements and the making, servicing and collection of the debt secured hereby; any and all stamp, mortgage and recording taxes; the costs of any title insurance or lien insurance purchased by the Lender in connection herewith; all reasonable costs of negotiation, preparation, execution and delivery of any and all amendments, modifications, supplements, consents, waivers or other documents or writings relating to the transactions contemplated by this instrument; and all reasonable costs (including attorneys' fees) of reviewing title opinions and security opinions relating to the debt described in this instrument. The Borrower and the Grantor will reimburse the Lender for all reasonable amounts expended by the Lender to satisfy any obligation of the Borrower or the Grantor under this instrument or the Fourth Modification or to protect the Property. In addition, whether or not a default shall have occurred, the Borrower and the Grantor will pay, or reimburse the Lender for, all reasonable costs and expenses, of every character incurred or expended from time to time in connection with the protection of the Property, the exercise by the Lender of any of its rights and remedies hereunder or at law, including, but not limited to, insurance premiums, Uniform Commercial Code search fees, fees incident to title searches and reports, investigation costs, escrow fees, attorneys' fees, legal expenses, court costs, fees of governmental authorities, and all reasonable fees and expenses incurred in connection with the marshalling, guarding, management, operation, removal, maintenance, cleanup, storage, auction and liquidation of the Property. Any amount to be paid or reimbursed by the Borrower or the Grantor to the Lender shall be a demand obligation and, to the extent not prohibited by law, shall bear interest from the date of expenditure by the Lender until paid at the rate of eighteen percent (18%) per annum.

         5. All agreements and transactions between the Borrower and the Lender, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, prepayment, late payment, demand for prepayment or otherwise, shall the amount contracted for, charged or received by the Lender from the Borrower for the use, forbearance or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to the applicable laws of usury. Any interest payable hereunder or under any other instrument relating to the loan evidenced hereby that is in excess of the legal maximum, shall, in the event of acceleration of maturity, prepayment, late payment, demand for prepayment or otherwise, be automatically, as of the date of such acceleration, prepayment, demand or otherwise, applied to a reduction of the principal indebtedness hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal, such excess shall be refunded to the Borrower. To the extent not prohibited by law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan, all interest at any time contracted for, charged or received from the Borrower in connection with the loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

         6. The Borrower and the Grantor agree that all terms and provisions of the Note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

NOTICE TO MAKERS (BORROWER): THIS LOAN IS PAYABLE IN FULL ON DEMAND OR AT MATURITY. AT MATURITY OR IF PAYMENT IS DEMANDED, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE

THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

         EXECUTED this the _____ day of June, 1995, to be effective as of May 15, 1995.

                                      NUEVA DISTRIBUIDORA LANCERMEX S.A. de C.V.

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________
                                                                      "Borrower"


AGREED:

LANCER CORPORATION, a Texas
corporation


By:_____________________________
Name:___________________________
Title:__________________________


AGREED TO AND ACCEPTED:

FIRST INTERSTATE BANK OF TEXAS, N.A.,
a national banking association

By:_____________________________
Name:___________________________
Title:__________________________
                 "Lender"

THE STATE OF TEXAS                     }
                                       }
COUNTY OF BEXAR                        }

         This instrument was acknowledged before me on the ______ day of June, 1995, by ________________________________________________________,
__________________________________________ of NUEVA DISTRIBUIDORA LANCERMEX
S.A. de C.V.



                                             ___________________________________
                                                   Notary Public, State of Texas



THE STATE OF TEXAS                     }
                                       }
COUNTY OF BEXAR                        }

         This instrument was acknowledged before me on the ______ day of June, 1995, by ________________________________________________________,
______________________________ of LANCER CORPORATION, a Texas corporation, on behalf of said corporation.



                                             ___________________________________
                                                   Notary Public, State of Texas



THE STATE OF TEXAS                     }
                                       }
COUNTY OF BEXAR                        }

         This instrument was acknowledged before me on the ______ day of June, 1995, by ______________________________________, ______________________________
of FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association, on behalf of said association.



                                             ___________________________________
                                                   Notary Public, State of Texas

AFTER RECORDING RETURN TO:

First Interstate Bank of Texas, N.A.
One Riverwalk Place
700 N. St. Mary's Street, Suite 300
San Antonio, Texas  78205

Attention:  Mr. Scott Adams



Client and Matter Nos.:  1093-39

                                PROMISSORY NOTE


$1,000,000.00                                                   November 8, 1994


         For value received, NUEVA DISTRIBUIDORA LANCERMEX S.A. DE C.V. (the "Makers," whether one or more), unconditionally promise to pay to the order of FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association (the "Payee"), at 700 N. St. Mary's, Suite 300, San Antonio, Bexar County, Texas 78205, or such other location as the Payee designates to the Makers in writing, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), or the outstanding principal amount advanced hereunder, whichever is less, in legal and lawful money of the United States of America, with interest thereon as hereinafter specified.

TERMS OF PAYMENT:

         Principal shall be due and payable in installments of $83,333.34 each, plus interest accrued on the unpaid principal to the date each such installment is paid, commencing on April 15, 1995, and continuing regularly thereafter on the same day of each calendar month until March 15, 1996, when the entire amount of this Note, principal and interest then remaining unpaid, shall be due and payable. Each payment shall be credited to the discharge of the interest accrued, the reduction of principal, and other authorized charges, if any, in such manner and order as the Payee shall determine in its sole discretion.

PAYMENT ON NON-BUSINESS DAYS:

         If any payment hereunder falls due on a Saturday, Sunday or public holiday on which commercial banks in San Antonio, Texas are permitted or required by law to be closed, the time for such payment shall be extended to the next day on which the Payee is open for business, and such extension of time shall be included in the calculation of interest accruing and payable hereunder.

RATE OF INTEREST:

         From the date hereof until maturity, interest (calculated on the basis of a year of 360 days for the actual number of days elapsed) shall accrue on the unpaid principal balance of this Note at a rate per annum equal to the lesser of (i) the Prime Rate MINUS one-fourth of one percent (0.25%) or (ii) the Maximum Lawful Rate. After maturity (whether by acceleration or otherwise) until paid, interest shall accrue on the matured principal and accrued, but unpaid, interest on this Note at the Maximum Lawful Rate. The interest rate shall be adjusted concurrently with changes in the Prime Rate without notice to the Makers.

         As used herein, the term "Prime Rate," shall mean that rate of interest equal on any given day to the rate of interest most recently established by the Payee as its prime rate and entered as such in its records, whether or not such rate is otherwise published. The Prime Rate will automatically fluctuate upward and downward, without special notice to the Makers or any other person. THE PRIME RATE MAY NOT BE THE BEST OR LOWEST RATE OR A FAVORED RATE OF INTEREST, AND ANY REPRESENTATION OR WARRANTY IN THAT REGARD IS EXPRESSLY DISCLAIMED.

         As used herein, the term "Maximum Lawful Rate" shall mean the greater of (i) the highest non-usurious rate of interest permitted by applicable United States law, or (ii) a rate per annum equal to the indicated rate ceiling determined weekly in accordance with the computation specified in Article 5069-1.04, Vernon's Texas Civil Statutes, 1925, as amended, as such indicated rate ceiling is in effect from time to time, but in no event greater than twenty-eight percent (28%) per annum. Unless precluded by law, changes in the Maximum Lawful Rate created by statute or governmental action during the term of this Note shall be immediately applicable to this Note on the effective date of such changes. In the event that no Maximum Lawful Rate exists, then the term "Maximum Lawful Rate" shall be deemed to mean a rate per annum equal to the Prime Rate, plus five percent (5.00%).

         Notwithstanding the foregoing, if, at any time, the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful
Rate) exceeds the Maximum Lawful Rate, the rate of interest to accrue on this Note shall be limited to the Maximum Lawful Rate, but any subsequent reductions in such rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) shall not reduce the rate of interest to accrue on this Note below the Maximum Lawful Rate until the total amount of interest which would have accrued if a varying rate per annum equal to the rate of interest applicable to this Note (but for the limitation thereof to the Maximum Lawful Rate) had at all times been in effect.

PREPAYMENT:

         The Makers reserve the right to prepay this Note in any amount at any time prior to maturity without penalty. Interest shall be calculated on the unpaid principal to the date of any prepayment and any such prepayment shall be applied first toward the payment of accrued interest and next to the principal installments of this Note in the inverse order of maturity.

USE OF PROCEEDS:

         This Note represents funds advanced to the Makers at the Makers' special instance and request and used in the payment of a portion of the purchase price and expansion of a maquila plant.

LIMITATION OF INTEREST:

         All agreements and transactions among the Makers and the Payee, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, late payment, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Payee from the Makers for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the Maximum Lawful Rate, it particularly being the intention of the parties hereto to conform strictly to the applicable usury laws of the State of Texas (or applicable United States law to the extent that it permits the Payee to contract for, charge or receive a greater amount of interest than under Texas law). Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the Maximum Lawful Rate, shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be applied to a reduction of the unrepaid indebtedness hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unrepaid indebtedness, such excess shall be refunded to the Makers. To the extent not prohibited by applicable law, determination of the Maximum Lawful Rate shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this loan, all interest at any time contracted for, charged or received from the Makers in connection with this loan, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

SUCCESSORS AND ASSIGNS:

         As used herein, the term "Payee" shall include the successors and assigns of the Payee and any subsequent owner and holder of this Note, and the term "Makers" shall include co-makers, endorsers, guarantors, sureties and their respective successors and assigns.

DEFAULT AND COLLECTION:

         It is expressly provided that, upon default in the punctual payment of this Note, or any part hereof, principal or interest, as the same shall become due and payable, or if the Payee deems the Payee insecure because the prospect of timely payment of this Note becomes impaired, at the option of the Payee, the entire indebtedness evidenced hereby shall be matured, and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on the same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Makers jointly and severally agree and promise to pay all reasonable attorney's fees, court costs and collection costs incurred by the Payee.

WAIVERS AND CONSENTS:

         Each of the Makers waives presentment for payment, notice of intent to accelerate, notice of acceleration, protest and notice of protest, dishonor and diligence in collecting and the bringing of suit against any other party, and agrees to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity. The Payee may remedy any default, without waiving the same, or may waive any default without waiving any prior or subsequent default.

GOVERNING LAWS AND VENUE:

         This Note shall be governed by, and construed in accordance with, the laws of the State of Texas and the United States of America, without giving effect to the principles of choice of laws thereof; provided, however, that in connection with any legal action or proceeding (other than an action or proceeding to enforce a judgment obtained in another jurisdiction) brought by the Payee in any courts of Mexico or any political subdivision thereof, this Note shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of Mexico, and if any provision of this Note is invalid, legally ineffective, or contrary to the laws of Mexico, it shall be excised and all other parts of this Note shall remain in effect and binding.

         The Makers hereby irrevocably submit to the jurisdiction of any competent court of the City of Piedras Negras, State of Coahulia, Mexico, or of the Federal District, Mexico, or of the United States District Court for the Western District of Texas (San Antonio Division), United States of America, or the District Courts of the State of Texas sitting in the County of Bexar, State of Texas, United States of America, as the Payee may elect, in any action or proceeding arising out of or relating to this Note, and the Makers hereby irrevocably agree that claims with respect to such action or proceeding may be held and determined in any of such courts. The Makers irrevocably waive, to the fullest extent permitted by law, any objection which the Makers may now or hereafter have to the laying of venue of any suit, action or proceeding with respect to this Note brought in any court aforementioned, and the Makers further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Makers hereby expressly waive all rights of any other jurisdiction which it may now or hereafter have by reason of its present or subsequent domiciles.

AGREEMENT FOR BINDING ARBITRATION:

         The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N.A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.

         EXECUTED in San Antonio, Bexar County, Texas on the date first stated above.



                                        NUEVA DISTRIBUIDORA LANCERMEX S.A.
                                        de C.V.


                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________
111845.1